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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange act of 1934

Date of Report (Date of Earliest Event Reported): April 14, 2000


                                   COMC, INC.

             (Exact Name of Registrant as Specified in its Charter)

         Illinois                                    36-3021754
(State or Other Jurisdiction of      (Commission     (I.R.S. Employer
 Incorporation or Organization)      File Number)    Identification Number)


         400 N. Glenoaks Boulevard, Burbank, California          91502
(Address of Principal Executive Offices)                         (Zip Code)

Registrants telephone number, including area code:   (818) 556-3333

(Former Name or Former Address if Changed Since Last Report)


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Item 5.           Other Events.

         As a result of recent changes in COMC's independent public accountants, COMC's financial statements have not been completed, and therefore COMC will not be able to file its Form 10-KSB on or before April 14, 2000, as anticipated. COMC believes that its financial statements will be completed within two to three weeks. COMC will file its Form 10-KSB immediately after its financial statements are completed.

         Additional details concerning the recent changes in COMC's independent public accountants may be found in COMC's Form 8K Current Reports filed with the SEC on February 25, 2000 and March 29, 2000.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, COMC has duly caused this statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  April 14, 2000

                                                 COMC, INC.

                                                 By: /s/ John Ackerman
                                                     -------------------------
                                                     John Ackerman,
                                                     Chairman